                                    PIONEER
                                      FUND

                                   Semiannual
                                     Report

                                    6/30/02

                                                                       [STANDARD
                                                                        & POOR'S
                                                                     SELECT FUND
                                                                           LOGO]

[PIONEER
INVESTMENTS(R) LOGO]

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                 1
      Portfolio Summary                                         2
      Performance Update                                        3
      Portfolio Management Discussion                           7
      Schedule of Investments                                  10
      Financial Statements                                     19
      Notes to Financial Statements                            27
      Trustees, Officers and Service Providers                 33
      Retirement Plans From Pioneer                            34
      Programs and Services For Pioneer Shareowners            36

     PIONEER FUND

--------------------------------------------------------------------------------
     LETTER FROM THE PRESIDENT 6/30/02

     DEAR SHAREOWNERS,
   -----------------------------------------------------------------------------

     All the negatives that have weighed on the market -- weak corporate earnings, high-profile business scandals, and an ambiguous economic outlook -- have one thing in common: None of them is likely to be permanent. It would also be a mistake to believe that the current run of bad news is somehow unique. In recent years, other headlines have rattled investors -- 1987's market meltdown, the Gulf War, currency crises in Asia and Russia, and, of course, September 11. On each occasion, frustrated investors cashed in their holdings, hoping to resume investing in better times. But only hindsight shows us the best times to be in or out of the market.

     As successful professional investors with 74 years of experience caring for our clients' assets through declines and recoveries, we are sure of one thing: Like its predecessors, this downtrend began without the ringing of a bell and will end the same way. So rather than turn our backs when the news is bad, we search for attractive investments every day.

     BE GUIDED BY YOUR NEEDS, NOT BY THE NEWS

     Just like the events I mentioned earlier, today's unsettling headlines may be distant memories by the time you need to pay tuition bills or face the real costs of living in retirement. That's why, like us, you should keep your eyes on the future and not on the evening news.

     Toward that end, your financial advisor can offer needed perspective and useful experience in times of market volatility. Your advisor can keep you focused on your goals and discuss adjustments to your investment program if you aren't comfortable with the choices you made earlier. And if tuition bills and retirement are in fact upon you, all the more reason for working more closely with your financial advisor.

     THE FIRST RETIREMENT PLAN FOR OWNER-ONLY BUSINESSES

     Pioneer has designed a unique retirement program exclusively for one-person businesses. Pioneer Uni-K Plan(SM) is the first-of-its-kind 401(k) plan designed exclusively for owner-only businesses, whether full or part-time. It could be ideal for your retirement planning, especially if you want to maximize contributions. Uni-K also offers other key advantages: you can consolidate your other retirement plan assets into your Uni-K plan, and loans are available. Ask your financial advisor for further details.

     All of us at Pioneer thank you for your continued business.

     Respectfully,

     /s/ Daniel T. Geraci
     Daniel T. Geraci
     Pioneer Investment Management, Inc.

     PIONEER FUND
     PORTFOLIO SUMMARY 6/30/02

     PORTFOLIO DIVERSIFICATION
     ---------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

     [PIE CHART] numbers shown are percentages

U.S. Common Stocks                                                                92
Depositary Receipts for International Stocks                                       5
International Common Stocks                                                        2
Short-Term Cash Equivalents                                                        1

     SECTOR DISTRIBUTION
     ---------------------------------------------------------------------------
     (As a percentage of equity holdings)

     [PIE CHART] numbers shown are in percentages

Financials                                                                        16
Consumer Discretionary                                                            14
Industrials                                                                       13
Information Technology                                                            12
Consumer Staples                                                                  10
Healthcare                                                                        10
Energy                                                                            10
Telecommunication Services                                                         6
Materials                                                                          6
Utilities                                                                          3

     10 LARGEST HOLDINGS
     ---------------------------------------------------------------------------
     (As a percentage of equity holdings)

       1.  ChevronTexaco Corp.               3.18%   6.  IBM, Corp.                       1.85%
       2.  SBC Communications, Inc.          2.17    7.  Walgreen Co.                     1.74
       3.  Verizon Communications, Inc.      2.12    8.  Target Corp.                     1.67
       4.  Exxon Mobil Corp.                 1.95    9.  Johnson & Johnson Co.            1.57
       5.  Schering-Plough Corp.             1.95   10.  McGraw-Hill Co., Inc.            1.52

     Fund holdings will vary for other periods.

     PIONEER FUND
     PERFORMANCE UPDATE 6/30/02                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           6/30/02     12/31/01
                            $35.18    $38.87
 DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/01 - 6/30/02)     DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                            $0.100     -              -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth and Income Fund Index.

                                                                              STANDARD & POOR'S 500     LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*                   INDEX                    FUND INDEX
                                                      -------------           ---------------------     ------------------------
6/30/92                                                    9425                       10000                        10000
                                                          10147                       10832                        10846
12/31/93                                                  11590                       11918                      12431.8
                                                          11524                       12082                      12380.3
                                                          14594                       16606                      16235.4
12/31/96                                                  17469                       20408                        19592
                                                          24189                       27210                      24857.6
                                                          31204                       34970                      28233.3
12/31/99                                                  36079                       42312                      31581.9
                                                          36121                       38459                      31706.5
                                                          32101                       33906                      29353.1
6/30/02                                                   29130                       29452                      26823.4

           NET ASSET    PUBLIC OFFERING
 PERIOD      VALUE          PRICE*
10 Years     12.73%          12.64%
5 Years        6.6            5.34
1 Year      -14.62          -19.53

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER FUND
     PERFORMANCE UPDATE 6/30/02                               CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE           6/30/02      12/31/01
                             $34.46     $38.13
  DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM      LONG-TERM
   (12/31/01 - 6/30/02)      DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                             -            -                -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index and the Lipper Growth and Income Fund Index.

                                                                              STANDARD & POOR'S 500     LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*                   INDEX                    FUND INDEX
                                                      -------------           ---------------------     ------------------------
7/1/96                                                  10000.00                    10000.00                    10000.00
12/31/96                                                10991.00                    11100.00                    11125.80
                                                        15079.00                    14799.00                    14116.00
                                                        19275.00                    19020.00                    16033.00
12/31/99                                                22094.00                    23013.00                    17934.60
                                                        21927.00                    20918.00                    18005.30
                                                        19323.00                    18441.00                    16668.90
6/30/99                                                 17363.00                    16019.00                    15232.30

                 IF        IF
   PERIOD       HELD    REDEEMED
Life-of-Class    9.74%     9.63%
  (7/1/96)
5 Year           5.67      5.51
1 Year         -15.33    -18.69

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC)( at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index comparison begins on 6/30/96 and reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER FUND
     PERFORMANCE UPDATE 6/30/02                               CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE           6/30/02      12/31/01
                             $34.13     $37.74
  DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM        LONG-TERM
   (12/31/01 - 6/30/02)      DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                             -            -                -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth and Income Fund Index.

                                                                              STANDARD & POOR'S 500     LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*                   INDEX                    FUND INDEX
                                                      -------------           ---------------------     ------------------------
7/1/96                                                   9900.00                    10000.00                    10000.00
12/31/96                                                10764.00                    11100.00                    11125.80
                                                        14774.00                    14799.00                    14116.00
                                                        18888.00                    19020.00                    16033.00
12/31/99                                                21661.00                    23013.00                    17934.60
                                                        21505.00                    20918.00                    18005.30
                                                        18959.00                    18441.00                    16668.90
6/30/02                                                 17146.00                    16019.00                    15232.30

AVERAGE ANNUAL TOTAL
RETURNS
(AS OF DECEMBER 31, 2001)
PERIOD    NET ASSET     PUBLIC OFFERING
             VALUE      PRICE/CDSC*
Life-of-      9.59%            9.4%
  Class
(7/1/96)
5 Year        5.72            5.51
1 Year      -15.26          -16.12

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index comparison begins on 6/30/96 and reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER FUND
     PERFORMANCE UPDATE 6/30/02                               CLASS Y SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE           6/30/02      12/31/01
                             $35.24..   $38.93
  DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM        LONG-TERM
   (12/31/01 - 6/30/02)      DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                             $0.170       -                -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index and the Lipper Growth and Income Fund Index.

                                                                              STANDARD & POOR'S 500     LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*                   INDEX                    FUND INDEX
                                                      -------------           ---------------------     ------------------------
5/6/99                                                  10000.00                    10000.00                    10000.00
12/31/99                                                10800.00                    11133.00                    10438.70
12/31/00                                                10854.00                    10119.00                    10479.90
12/31/01                                                 9687.00                     8921.00                     9702.06
6/30/02                                                  8808.00                     7749.00                     8865.92

AVERAGE ANNUAL TOTAL
RETURNS*
(AS OF DECEMBER 31, 2001)
PERIOD     IF HELD      IF REDEEMED
Life-of-     -3.95%          -3.95%
  Class
(5/6/99)
1 Year      -14.26          -14.26

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index comparison begins on 5/31/99 and reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER FUND
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/02
--------------------------------------------------------------------------------

In the following discussion, John Carey, portfolio manager of Pioneer Fund, reviews the six months ended June 30, 2002.

Q:  PLEASE COMMENT ON THE LAST SIX MONTHS.

A: The mood of investors turned cautious again this spring. After a strong recovery in share prices through most of the fall and winter months, prices trended down in the latter part of this reporting period. For the six months ended June 30, 2002, Class A shares of Pioneer Fund declined in net asset value by 9.26%. By comparison, the Standard & Poor's 500 Index fell 13.15% over the same period.

    At the beginning of the year, we were optimistic that the worst was behind us and that share prices might soon respond to the more positive economic data. We are even more confident today that the economy is on the upswing, but recent events have inclined us toward a much more cautious near-term outlook. The main reason for our caution is the low level of confidence we see right now on the part of many investors in "Corporate America," especially with respect to reported earnings. The loss of confidence has resulted, we think, in an unusually nervous stock market, characterized by wide daily swings in share prices, especially for companies believed to have accounting problems.

    We believe that the economic improvement underway will contribute toward better earnings for many companies over the next year. The important thing will be for companies to convince skeptical investors that higher earnings are "for real." Since we do not know how quickly companies will be able to restore confidence, we have conservative expectations for stocks during the balance of the year. So far this year, Pioneer Fund has experienced lesser declines than the broader market as measured by the S&P 500. Our successful avoidance of some of the spectacular corporate "blow-ups" has played no small part in that. Nevertheless, we are redoubling our efforts during our research process to ferret out those accounting issues that could affect share-price valuation.

Q: CAN YOU COMMENT FURTHER ON PARTICULAR PORTFOLIO DECISIONS YOU HAVE MADE SINCE THE BEGINNING OF THE YEAR?

A: It is our general approach to stay broadly diversified across the range of sectors and industries represented in the S&P 500. Within each area we look for companies that we think have better-than-average prospects for share-price performance over the next three to four years. While most of the stocks we choose tend to come from that list of blue-chip names compiled by the S&P in its famous index, we do not confine ourselves to that list. However, we always aim to buy shares of strong companies that are leaders in their industries.

     PIONEER FUND
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/02                      (CONTINUED)

    Our sell discipline is equally important to our investment process. We sell securities for several reasons. First of all, a stock may reach the target price we set for it during our initial analysis. If we cannot project further growth in value for the stock, we will sell the shares. Secondly, managements sometimes impair the earnings potential of their companies after we have researched and bought shares. Perhaps it is an acquisition that management makes and that seriously "dilutes" the earnings. Perhaps it is a bad decision with respect to where to make capital investment or how to allocate research-and-development dollars. Sometimes it is a marketplace blunder leading to a loss of industry position. All can be reasons for us to revise our "investment thesis."

    Finally, we often make substitutions in the portfolio of "stocks we like more" for "stocks we like less." Every day we look at the stocks we own in the portfolio relative to the stocks we do not own. If we judge that the prospects are superior for the unowned stock, we will see if we can make the appropriate substitution.

    New purchases during the first half of 2002 included Bank of America, SunTrust Banks, and American Express. Overall our weighting in financial-services stocks grew from 13.8% of portfolio assets at December 31, 2001, to 16.0% at June 30, 2002, as we become surer of the earnings prospects for companies in that sector. The three companies whose stocks we added all have strong domestic U.S. businesses. We remain cautious on the significant overseas exposures that some U.S. banks have. So we are exercising great care when buying in the financial sector, but we are buying, since the sector should prosper as the economy recovers.

    Deletions from the portfolio reflected the various aspects of our sell discipline. Best Buy, for instance, reached our target price, and we took profits. Gap, we felt, had fallen victim to management blunders that had detracted from earnings power. In the case of most of the rest of our sales, we simply thought that there were better opportunities elsewhere for the investment of portfolio assets. The other liquidations included AOL-Time Warner, Dollar General, Oracle, PeopleSoft, Ericsson, Taiwan Semiconductor, and Qwest. That last stock, Qwest, we had received in exchange for our long-term holding in USWest.

Q: WHAT PLANS DO YOU HAVE FOR THE PORTFOLIO DURING THE NEXT SIX MONTHS, AND WHAT IS YOUR OUTLOOK ON THE STOCK MARKET GOING INTO NEXT YEAR?

A: Timing the market has never been a strategy of ours at Pioneer. The risks of market-timing strategies have always seemed to us to outweigh the chances of success. Longer term there does appear to be a relationship or correlation between share prices and earnings, and between overall stock-market returns

     PIONEER FUND

    and economic growth. Shorter term, however, the market can be roiled by all types of concerns, events and other anomalies. Predicting the near-term direction of the market is little more -- perhaps no more -- than guesswork. Given, then, that the chances of being wrong are equal to the chances of being right -- and further given the generally upward direction of share prices in the United States over the past two hundred years -- the probabilities of making more money through market timing appears very slight.

    There are also, of course, potentially significant transaction costs and tax consequences with short-term trading or market-timing strategies. For those reasons, too, we continue to adhere to our policy of staying substantially fully invested in stocks at all times.

    While our stock-selection process is always defensive -- in the sense that we focus on well-financed companies with sound business fundamentals -- we believe that an extra measure of defensiveness is currently indicated. In all of our stock research, we are paying even more attention than usual to the quality of companies' reported earnings and the strength of corporate balance sheets. We are also emphasizing dividends to an even greater extent than usual. In a market where investors perceive higher-than-average risks, dividend yield can provide a comforting level of support to share prices.

    As the economy accelerates, we may expand holdings in companies and industries that stand to benefit. In addition to investing more in the financial-services sector, we may invest additional amounts in other cyclical or economically sensitive sectors. As always, though, we shall only introduce new holdings to the portfolio after we have thoroughly researched and considered the underlying companies in the context of their histories and prospects and industry settings. In fact, one of our emphases over the years has been an independent, research-based approach to investing. That remains our commitment, and it also remains our commitment to do the best job we can for you in both the difficult times and the good times. Your financial goals are also ours. We are grateful for your support.

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

  SHARES                                                                       VALUE
               COMMON STOCKS - 98.6%
               ENERGY - 9.5%
               INTEGRATED OIL & GAS - 8.2%
  1,884,852    BP Amoco Plc (A.D.R.)                                       $   95,166,177
  2,270,500    ChevronTexaco Corp.                                            200,939,250
  1,411,256    Conoco, Inc.                                                    39,232,917
  3,006,986    Exxon Mobil Corp.                                              123,045,867
    600,000    Royal Dutch Petroleum Co.                                       33,162,000
    700,000    Shell Transport & Trading Co. (A.D.R.)                          31,507,000
                                                                           --------------
                                                                           $  523,053,211
                                                                           --------------
               OIL & GAS DRILLING - 1.3%
    523,000    Schlumberger Ltd.                                           $   24,319,500
    570,100    Smith International, Inc.*                                      38,875,119
    601,252    Transocean Offshore Inc.                                        18,729,000
                                                                           --------------
                                                                           $   81,923,619
                                                                           --------------
               TOTAL ENERGY                                                $  604,976,830
                                                                           --------------
               MATERIALS - 6.1%
               ALUMINUM - 0.9%
  1,826,000    Alcoa, Inc.                                                 $   60,531,900
                                                                           --------------
               COMMODITY CHEMICALS - 1.5%
    400,000    Air Products & Chemicals, Inc.                              $   20,188,000
  1,000,000    Dow Chemical Co.                                                34,380,000
    916,896    E.I. du Pont de Nemours and Co.                                 40,710,182
                                                                           --------------
                                                                           $   95,278,182
                                                                           --------------
               DIVERSIFIED CHEMICALS - 0.4%
    400,000    PPG Industries, Inc.                                        $   24,760,000
                                                                           --------------
               DIVERSIFIED METALS & MINING - 1.7%
    797,900    Phelps Dodge Corp.                                          $   32,873,480
  4,000,000    Rio Tinto Plc                                                   73,002,717
                                                                           --------------
                                                                           $  105,876,197
                                                                           --------------
               PAPER PACKAGING - 0.5%
    896,600    Greif Brothers Corp.                                        $   29,911,473
                                                                           --------------
               PAPER PRODUCTS - 0.6%
  1,080,000    Meadwestvaco Corp.                                          $   36,244,800
                                                                           --------------

  10
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  SHARES                                                                       VALUE
               PRECIOUS METALS & MINERALS - 0.5%
  1,313,500    Newmont Mining Corp.                                        $   34,584,455
                                                                           --------------
               TOTAL MATERIALS                                             $  387,187,007
                                                                           --------------
               CAPITAL GOODS - 6.4%
               AEROSPACE & DEFENSE - 1.8%
    600,000    Boeing Co.                                                  $   27,000,000
    812,300    General Dynamics Corp.                                          86,388,105
                                                                           --------------
                                                                           $  113,388,105
                                                                           --------------
               ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
    445,800    Emerson Electric Co.                                        $   23,854,758
    115,500    General Electric Co.                                             3,355,275
                                                                           --------------
                                                                           $   27,210,033
                                                                           --------------
               INDUSTRIAL CONGLOMERATES - 2.5%
    100,000    3M Company                                                  $   12,300,000
    541,100    Diebold, Inc.                                                   20,150,564
    480,800    Illinois Tool Works, Inc.                                       32,838,640
    563,300    Johnson Controls, Inc.                                          45,970,913
    750,000    United Technologies Corp.                                       50,925,000
                                                                           --------------
                                                                           $  162,185,117
                                                                           --------------
               INDUSTRIAL MACHINERY - 1.7%
    900,000    Caterpillar, Inc.                                           $   44,055,000
  1,200,000    Deere & Co.                                                     57,480,000
    156,700    Ingersoll-Rand Co.                                               7,154,922
                                                                           --------------
                                                                           $  108,689,922
                                                                           --------------
               TOTAL CAPITAL GOODS                                         $  411,473,177
                                                                           --------------
               COMMERCIAL SERVICES & SUPPLIES - 3.3%
               DATA PROCESSING SERVICES - 1.8%
  1,014,200    Automatic Data Processing, Inc.                             $   44,168,410
    552,800    DST Systems, Inc.*                                              25,268,488
    754,000    Electronic Data Systems Corp.                                   28,011,100
    551,250    Fiserv, Inc.*                                                   20,236,388
                                                                           --------------
                                                                           $  117,684,386
                                                                           --------------
               EMPLOYMENT SERVICES - 0.8%
  2,133,800    Robert Half International Inc.*                             $   49,717,540
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)                  (CONTINUED)

  SHARES                                                                       VALUE
               OFFICE SERVICES & SUPPLIES - 0.7%
  1,243,900    Canon, Inc. (A.D.R.)                                        $   47,056,737
                                                                           --------------
               TOTAL COMMERCIAL SERVICES & SUPPLIES                        $  214,458,663
                                                                           --------------
               TRANSPORTATION - 3.0%
               AIRLINES - 0.8%
  3,338,600    Southwest Airlines Co.                                      $   53,951,776
                                                                           --------------
               RAILROADS - 2.2%
  1,054,200    Burlington Northern, Inc.                                   $   31,626,000
  3,730,100    Norfolk Southern Corp.                                          87,209,738
    320,800    Union Pacific Corp.                                             20,300,224
                                                                           --------------
                                                                           $  139,135,962
                                                                           --------------
               TOTAL TRANSPORTATION                                        $  193,087,738
                                                                           --------------
               AUTOMOBILES & COMPONENTS - 2.3%
               AUTOMOBILE MANUFACTURERS - 2.3%
  3,457,168    Ford Motor Corp.                                            $   55,314,688
  1,000,000    General Motors Corp.                                            53,450,000
    825,000    Paccar, Inc.                                                    36,621,750
                                                                           --------------
                                                                           $  145,386,438
                                                                           --------------
               TOTAL AUTOMOBILES & COMPONENTS                              $  145,386,438
                                                                           --------------
               CONSUMER DURABLES & APPAREL - 1.4%
               HOUSEWARES & SPECIALTIES - 0.6%
    729,600    Sony Corp. (A.D.R.)                                         $   38,741,760
                                                                           --------------
               PHOTOGRAPHIC PRODUCTS - 0.8%
  1,637,400    Eastman Kodak Co.                                           $   47,762,958
                                                                           --------------
               TOTAL CONSUMER DURABLES & APPAREL                           $   86,504,718
                                                                           --------------
               MEDIA - 5.4%
               ADVERTISING - 1.0%
  1,000,000    The Interpublic Group of Companies, Inc.                    $   24,760,000
    890,200    Omnicom Group                                                   40,771,160
                                                                           --------------
                                                                           $   65,531,160
                                                                           --------------
               MOVIES & ENTERTAINMENT - 0.1%
    138,200    Viacom, Inc. (Class B Non-voting)*                          $    6,131,934
                                                                           --------------

  12
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  SHARES                                                                       VALUE
               PUBLISHING - 4.3%
    443,000    Dow Jones & Company, Inc.                                   $   21,463,350
  1,000,000    Gannett Co.                                                     75,900,000
  3,494,400    John Wiley & Sons, Inc.+                                        83,795,712
  1,606,000    McGraw-Hill Co., Inc.                                           95,878,200
                                                                           --------------
                                                                           $  277,037,262
                                                                           --------------
               TOTAL MEDIA                                                 $  348,700,356
                                                                           --------------
               RETAILING - 5.1%
               DEPARTMENT STORES - 1.8%
  1,192,800    Kohl's Corp.*                                               $   83,591,424
    884,800    May Department Stores Co.                                       29,136,464
                                                                           --------------
                                                                           $  112,727,888
                                                                           --------------
               GENERAL MERCHANDISE STORES - 2.5%
  2,760,000    Target Corp.                                                $  105,156,000
  1,052,000    Wal-Mart Stores, Inc.                                           57,870,520
                                                                           --------------
                                                                           $  163,026,520
                                                                           --------------
               HOME IMPROVEMENT RETAIL - 0.7%
  1,000,000    Lowe's Companies, Inc.                                      $   45,400,000
                                                                           --------------
               SPECIALTY STORES - 0.1%
    305,700    Barnes & Noble, Inc.*                                       $    8,079,651
                                                                           --------------
               TOTAL RETAILING                                             $  329,234,059
                                                                           --------------
               FOOD & DRUG RETAILING - 6.4%
               DRUG RETAIL - 2.0%
    559,800    CVS Corp.                                                   $   17,129,880
  2,851,200    Walgreen Co.                                                   110,141,856
                                                                           --------------
                                                                           $  127,271,736
                                                                           --------------
               FOOD DISTRIBUTORS - 0.7%
  1,732,400    Sysco Corp.                                                 $   47,155,928
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)                  (CONTINUED)

  SHARES                                                                       VALUE
               FOOD RETAIL - 3.7%
  1,366,000    Campbell Soup Co.                                           $   37,783,560
    960,600    General Mills, Inc.                                             42,343,248
  1,296,150    H.J. Heinz Co., Inc.                                            53,271,765
    550,000    Hershey Foods Corp.                                             34,375,000
    600,000    Safeway, Inc.*                                                  17,514,000
  2,358,900    Sara Lee Corp.                                                  48,687,696
                                                                           --------------
                                                                           $  233,975,269
                                                                           --------------
               TOTAL FOOD & DRUG RETAILING                                 $  408,402,933
                                                                           --------------
               FOOD, BEVERAGE & TOBACCO - 1.0%
               SOFT DRINKS - 1.0%
  1,357,900    PepsiCo, Inc.                                               $   65,450,780
                                                                           --------------
               TOTAL FOOD, BEVERAGE & TOBACCO                              $   65,450,780
                                                                           --------------
               HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
               HOUSEHOLD PRODUCTS - 2.3%
  1,358,600    Colgate-Palmolive Co.                                       $   67,997,930
    900,000    Procter & Gamble Co.                                            80,370,000
                                                                           --------------
                                                                           $  148,367,930
                                                                           --------------
               TOTAL HOUSEHOLD & PERSONAL PRODUCTS                         $  148,367,930
                                                                           --------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 3.8%
               HEALTH CARE DISTRIBUTORS & SERVICES - 3.0%
  1,233,300    Abbott Laboratories                                         $   46,433,745
  1,728,000    Bristol-Myers Squibb Co.                                        44,409,600
  1,900,000    Johnson & Johnson Co.                                           99,294,000
                                                                           --------------
                                                                           $  190,137,345
                                                                           --------------
               HEALTH CARE EQUIPMENT - 0.8%
  1,532,800    Becton, Dickinson & Co.                                     $   52,804,960
                                                                           --------------
               TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                      $  242,942,305
                                                                           --------------

  14
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  SHARES                                                                       VALUE
               PHARMACEUTICALS & BIOTECHNOLOGY - 5.7%
               PHARMACEUTICALS - 5.7%
    749,000    Eli Lilly & Co.                                             $   42,243,600
    173,003    GlaxoSmithKline Plc                                              7,463,349
  1,400,600    Merck & Co., Inc.                                               70,926,384
    900,000    Novartis AG (A.D.R.)                                            39,447,000
  1,500,000    Pfizer, Inc.                                                    52,500,000
    389,800    Roche Holdings AG                                               29,403,581
  4,992,800    Schering-Plough Corp.                                          122,822,880
                                                                           --------------
                                                                           $  364,806,794
                                                                           --------------
               TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                       $  364,806,794
                                                                           --------------
               BANKS - 8.1%
    400,000    Bank of America Corp.                                       $   28,144,000
    755,700    First Tennessee National Corp.                                  28,943,310
    445,810    Huntington Bancshares, Inc.                                      8,657,630
  1,686,600    Mellon Bank Corp.                                               53,009,838
  2,864,648    National City Corp.                                             95,249,546
  1,613,600    State Street Corp.                                              72,127,920
    736,600    SunTrust Banks, Inc.                                            49,882,552
  2,446,800    The Bank of New York Co., Inc.                                  82,579,500
  1,040,760    Washington Mutual, Inc.                                         38,622,604
    854,400    Wells Fargo & Co.                                               42,771,264
    439,200    Zions Bancorporation                                            22,882,320
                                                                           --------------
                                                                           $  522,870,484
                                                                           --------------
               TOTAL BANKS                                                 $  522,870,484
                                                                           --------------
               DIVERSIFIED FINANCIALS - 3.8%
               DIVERSIFIED FINANCIAL SERVICES - 3.8%
    522,000    American Express Co.                                        $   18,959,040
    988,100    Citigroup, Inc.                                                 38,288,875
  1,015,500    Federated Investors Inc.                                        35,105,835
  1,242,000    Merrill Lynch & Co., Inc.                                       50,301,000
    693,500    Morgan Stanley, Dean Witter and Co.                             29,875,980
  2,100,000    T. Rowe Price Associates, Inc.                                  69,048,000
                                                                           --------------
                                                                           $  241,578,730
                                                                           --------------
               TOTAL DIVERSIFIED FINANCIALS                                $  241,578,730
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)                  (CONTINUED)

  SHARES                                                                       VALUE
               INSURANCE - 4.2%
               INSURANCE BROKERS - 1.1%
    721,500    Marsh & McLennan Co., Inc.                                  $   69,696,900
                                                                           --------------
               MULTI-LINE INSURANCE - 1.0%
    962,218    American International Group, Inc.                          $   65,652,134
                                                                           --------------
               PROPERTY & CASUALTY INSURANCE - 2.1%
  1,174,200    Chubb Corp.                                                 $   83,133,360
    760,400    Safeco Corp.                                                    23,488,756
    647,600    St. Paul Companies, Inc.                                        25,204,592
                                                                           --------------
                                                                           $  131,826,708
                                                                           --------------
               TOTAL INSURANCE                                             $  267,175,742
                                                                           --------------
               SOFTWARE & SERVICES - 3.6%
               APPLICATION SOFTWARE - 2.8%
    916,000    Adobe Systems, Inc.                                         $   26,106,000
    909,600    BMC Software, Inc.*                                             15,099,360
  1,540,000    Microsoft Corp.*                                                83,344,800
  1,000,000    Synopsys, Inc.*                                                 54,810,000
                                                                           --------------
                                                                           $  179,360,160
                                                                           --------------
               SYSTEMS SOFTWARE - 0.8%
  1,023,100    Computer Sciences Corp.*                                    $   48,904,180
                                                                           --------------
               TOTAL SOFTWARE & SERVICES                                   $  228,264,340
                                                                           --------------
               TECHNOLOGY HARDWARE & DEVELOPMENT - 8.6%
               COMPUTER HARDWARE - 3.1%
    825,000    Dell Computer Corp.*                                        $   21,565,500
  3,041,018    Hewlett-Packard Co.                                             46,466,755
  1,624,000    IBM Corp.*                                                     116,928,000
  2,800,000    Sun Microsystems, Inc.*                                         14,028,000
                                                                           --------------
                                                                           $  198,988,255
                                                                           --------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
    434,796    Agilent Technologies Inc.*                                  $   10,282,925
    800,000    Veeco Instruments, Inc.*                                        18,488,000
                                                                           --------------
                                                                           $   28,770,925
                                                                           --------------
               SEMICONDUCTOR EQUIPMENT - 1.4%
  2,774,000    Applied Materials, Inc.*                                    $   52,761,480
  1,027,000    Novellus Systems, Inc.*                                         34,918,000
                                                                           --------------
                                                                           $   87,679,480
                                                                           --------------

  16
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  SHARES                                                                       VALUE
               SEMICONDUCTORS - 2.5%
  1,600,000    Altera Corp.*                                               $   21,760,000
  3,240,000    Intel Corp.                                                     59,194,800
    800,000    Micrel Inc.*                                                    11,504,000
  2,868,000    Texas Instruments, Inc.                                         67,971,600
                                                                           --------------
                                                                           $  160,430,400
                                                                           --------------
               TELECOMMUNICATIONS EQUIPMENT - 1.1%
    372,400    Corning, Inc.*                                              $    1,322,020
  3,208,261    Motorola, Inc.                                                  46,263,124
  1,800,000    Nokia Corp. (A.D.R.)                                            26,064,000
                                                                           --------------
                                                                           $   73,649,144
                                                                           --------------
               TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT                     $  549,518,204
                                                                           --------------
               TELECOMMUNICATION SERVICES - 6.2%
               INTEGRATED TELECOMMUNICATION SERVICES - 6.2%
    505,448    Alltel Corp.                                                $   23,756,056
  2,859,600    BellSouth Corp.                                                 90,077,400
  1,358,200    Sprint Corp.                                                    14,410,502
  4,495,637    SBC Communications, Inc.                                       137,116,929
  3,327,006    Verizon Communications, Inc.                                   133,579,291
                                                                           --------------
                                                                           $  398,940,178
                                                                           --------------
               TOTAL TELECOMMUNICATION SERVICES                            $  398,940,178
                                                                           --------------
               UTILITIES - 2.4%
               ELECTRIC UTILITIES - 1.4%
  1,325,100    Allegheny Energy, Inc.                                      $   34,121,325
    710,000    American Electric Power Co., Inc.                               28,414,200
  1,068,900    DPL, Inc.                                                       28,272,405
                                                                           --------------
                                                                           $   90,807,930
                                                                           --------------
               GAS UTILITIES - 0.6%
    558,600    KeySpan Energy Corp.                                        $   21,031,290
    767,533    Vectren Corp.                                                   19,265,078
                                                                           --------------
                                                                           $   40,296,368
                                                                           --------------
               WATER UTILITIES - 0.4%
    552,600    American Water Works Co., Inc.                              $   23,877,846
                                                                           --------------
               TOTAL UTILITIES                                             $  154,982,144
                                                                           --------------
               TOTAL COMMON STOCKS
               (Cost $4,605,225,251)                                       $6,314,309,550
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)                  (CONTINUED)

 PRINCIPAL
  AMOUNT                                                                       VALUE
               TEMPORARY CASH INVESTMENT - 1.4 %
               REPURCHASE AGREEMENT - 1.4 %
$87,400,000    Credit Suisse First Boston Inc., 1.86%, dated 6/28/02,
               repurchase price of $87,400,000 plus accrued interest on
               7/1/02 collateralized by $87,573,000 U.S. Treasury Bond,
               6.25%, 2/15/03                                              $   87,400,000
                                                                           --------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $87,400,000)                                          $   87,400,000
                                                                           --------------
               TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
               INVESTMENT
               (Cost $4,692,625,252)(a)(b)(c)                              $6,401,709,550
                                                                           ==============

    * Non-income producing security.

    + Investment held by the fund representing 5% or more of the outstanding voting stock of such company

    (a) At June 30, 2002, the net unrealized gain on investments based on cost for federal income tax purposes of $4,696,199,096 was as follows:

          Aggregate gross unrealized gain for all
          investments in which there is an excess of value
          over tax cost                                       $2,145,466,258
          Aggregate gross unrealized loss for all
          investments in which there is an excess of tax
          cost over value                                       (439,955,804)
                                                              --------------
          Net unrealized gain                                 $1,705,510,454
                                                              ==============

    (b) At December 31, 2001, the Fund had a net capital loss carryforward of $97,992,548, which will expire in 2009 if not utilized.

    (c) The Fund elected to defer approximately $9,152,416 of capital losses recognized between November 1, 2001 and December 31, 2001 to its fiscal year ending December 31, 2002.

    Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2002, aggregated $190,165,798 and $365,236,202, respectively.

  18
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 6/30/02 (UNAUDITED)

  ASSETS:
     Investment in securities, at value (including temporary
       cash investment of $87,400,000) (cost $4,692,625,252)   $6,401,709,550
        Cash                                                           87,476
     Receivables -
        Investment securities sold                                 17,002,977
        Fund shares sold                                            8,004,991
        Dividends, interest and foreign taxes withheld              7,226,448
        Collateral from securities loaned, at fair value           25,170,400
     Other                                                            232,574
                                                               --------------
           Total assets                                        $6,459,434,416
                                                               --------------
  LIABILITIES:
     Payables -
        Investment securities purchased                        $   18,895,465
        Fund shares repurchased                                     8,430,549
        Upon return of securities loaned                           25,170,400
     Due to affiliates                                              6,878,990
     Accrued expenses                                                 748,278
                                                               --------------
           Total liabilities                                   $   60,123,682
                                                               --------------
  NET ASSETS:
     Paid-in capital                                           $5,018,121,358
     Accumulated undistributed net investment income                1,262,897
     Accumulated net realized loss on investments                (329,179,600)
     Net unrealized gain on investments                         1,709,084,298
     Net unrealized gain on assets and liabilities
       denominated in foreign currencies                               21,781
                                                               --------------
           Total net assets                                    $6,399,310,734
                                                               ==============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $5,433,736,076/154,444,098 shares)      $        35.18
                                                               ==============
     Class B (based on $603,131,059/17,503,171 shares)         $        34.46
                                                               ==============
     Class C (based on $270,748,728/7,933,359 shares)          $        34.13
                                                               ==============
     Class Y (based on $91,694,871/2,602,032 shares)           $        35.24
                                                               ==============
  MAXIMUM OFFERING PRICE:
     Class A                                                   $        37.33
                                                               ==============
     Class C                                                   $        34.47
                                                               ==============

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER FUND
     STATEMENT OF OPERATIONS (UNAUDITED)

     FOR THE SIX MONTHS ENDED 6/30/02

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld
      of $753,561)                              $  58,955,950
    Interest                                          354,261
                                                -------------
          Total investment income                                $  59,310,211
                                                                 -------------
 EXPENSES:
    Management fees
       Basic fee                                $  20,940,252
       Performance adjustment                         (26,720)
    Transfer agent fees
       Class A                                      7,340,242
       Class B                                      1,072,398
       Class C                                        333,029
       Class Y                                         49,690
    Distribution fees
       Class A                                      6,844,664
       Class B                                      3,338,741
       Class C                                      1,446,761
    Administrative fees                               505,788
    Custodian fees                                     28,985
    Professional fees                                  97,915
    Printing                                          364,779
    Fees and expenses of nonaffiliated
      trustees                                         83,372
                                                -------------
          Total expenses                                         $  42,419,896
          Less fees paid indirectly                                    (91,930)
                                                                 -------------
          Net expenses                                           $  42,327,966
                                                                 -------------
             Net investment income                               $  16,982,245
                                                                 -------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from:
       Investments                              $(218,464,652)
       Other assets and liabilities
         denominated in foreign currencies              3,860    $(218,460,792)
                                                -------------    -------------
    Change in net unrealized gain (loss) from:
       Investments                              $(457,203,597)
       Other assets and liabilities
         denominated in foreign currencies             23,383    $(457,180,214)
                                                -------------
             Net loss on investments and
               foreign currency transactions                     $(675,641,006)
                                                                 -------------
             Net decrease in net assets
               resulting from operations                         $(658,658,761)
                                                                 -------------

  20
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND
     STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE SIX MONTHS ENDED 6/30/02 AND THE YEAR ENDED 12/31/01

                                                                SIX MONTHS
                                                                  ENDED             YEAR
                                                                 6/30/02            ENDED
                       FROM OPERATIONS:                        (UNAUDITED)        12/31/01
 Net investment income                                        $   16,982,245   $    25,295,005
 Net realized loss on investments and foreign currency
  transactions                                                  (218,460,792)     (107,152,012)
 Change in net unrealized gain (loss) on investments            (457,180,214)     (825,037,064)
                                                              --------------   ---------------
       Net decrease in net assets resulting from operations   $ (658,658,761)  $  (906,894,071)
                                                              --------------   ---------------
 DISTRIBUTIONS TO SHAREOWNERS FROM:
 Net investment income
       Class A ($0.10 and $0.16 per share, respectively)      $  (15,540,017)  $   (25,193,071)
       Class Y ($0.17 and $0.33 per share, respectively)            (447,434)         (869,420)
 Net realized gain:
       Class A ($0.00 and $0.30 per share, respectively)                  --       (46,740,671)
       Class B ($0.00 and $0.30 per share, respectively)                  --        (5,203,438)
       Class C ($0.00 and $0.30 per share, respectively)                  --        (2,175,911)
       Class Y ($0.00 and $0.30 per share, respectively)                  --          (764,213)
                                                              --------------   ---------------
             Total distributions to shareowners               $  (15,987,451)  $   (80,946,724)
                                                              --------------   ---------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                             $  549,229,417   $ 1,647,043,556
 Reinvestment of distributions                                    13,686,277        68,492,291
 Cost of shares repurchased                                     (694,518,096)   (1,126,787,238)
                                                              --------------   ---------------
       Net increase in net assets resulting from fund share
        transactions                                          $ (131,602,402)  $   588,748,609
                                                              --------------   ---------------
       Net increase (decrease) in net assets                  $ (806,248,614)  $  (399,092,186)
 NET ASSETS:
 Beginning of period                                           7,205,559,348     7,604,651,534
                                                              --------------   ---------------
 End of period (including accumulated undistributed net
  investment income of $1,262,897 and $268,103, respectively) $6,399,310,734   $ 7,205,559,348
                                                              ==============   ===============

   The accompanying notes are an integral part of these financial statements. 21

     PIONEER FUND
     STATEMENTS OF CHANGES IN NET ASSETS                          (CONTINUED)

     FOR THE SIX MONTHS ENDED 6/30/02 AND THE YEAR ENDED 12/31/01

                                    '02 SHARES     '02 AMOUNT
             CLASS A                (UNAUDITED)    (UNAUDITED)    '01 SHARES      '01 AMOUNT
 Shares sold                        10,845,360    $ 416,958,104   28,044,650    $1,155,390,494
 Reinvestment of distributions         348,156       13,264,666    1,601,517        61,629,184
 Less shares repurchased            (14,742,399)   (566,501,950)  (21,806,196)    (882,794,607)
                                    -----------   -------------   -----------   --------------
    Net increase (decrease)         (3,548,883)   $(136,279,180)   7,839,971    $  334,225,071
                                    ===========   =============   ===========   ==============
 CLASS B
 Shares sold                         1,850,177    $  69,989,618    5,581,366    $  225,403,594
 Reinvestment of distributions              --               --      109,682         4,130,620
 Less shares repurchased            (2,203,956)     (82,210,965)  (4,006,040)     (158,872,161)
                                    -----------   -------------   -----------   --------------
    Net increase (decrease)           (353,779)   $ (12,221,347)   1,685,008    $   70,662,053
                                    ===========   =============   ===========   ==============
 CLASS C
 Shares sold                         1,456,131    $  54,505,936    3,582,889    $  142,937,808
 Reinvestment of distributions              --               --       30,968         1,154,481
 Less shares repurchased            (1,010,936)     (37,410,586)  (1,705,603)      (66,511,310)
                                    -----------   -------------   -----------   --------------
    Net increase                       445,195    $  17,095,350    1,908,254    $   77,580,979
                                    ===========   =============   ===========   ==============
 CLASS Y
 Shares sold                           201,236    $   7,775,759    2,747,132    $  123,311,660
 Reinvestment of distributions          11,020          421,611       41,083         1,578,006
 Less shares repurchased              (220,262)      (8,394,595)    (461,594)      (18,609,160)
                                    -----------   -------------   -----------   --------------
    Net increase (decrease)             (8,006)   $    (197,225)   2,326,621    $  106,280,506
                                    ===========   =============   ===========   ==============

  22
   The accompanying notes are an integral part of these financial statements.

PIONEER FUND
FINANCIAL HIGHLIGHTS 6/30/02

                                             SIX MONTHS
                                                ENDED
                                               6/30/02      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                 CLASS A                     (UNAUDITED)     12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
Net asset value, beginning of period         $    38.87     $   44.26     $   47.60     $   43.30     $   34.95     $    26.89
                                             ----------     ----------    ----------    ----------    ----------    ----------
Increase (decrease) from investment
  operations:
   Net investment income                     $     0.12     $    0.18     $    0.16     $    0.18     $    0.21     $     0.30
   Net realized and unrealized gain
     (loss) on investments and foreign
     currency transactions                        (3.71)        (5.11)        (0.14)         6.51          9.84           9.97
                                             ----------     ----------    ----------    ----------    ----------    ----------
      Net increase (decrease) from
        investment operations                $    (3.59)    $   (4.93)    $    0.02     $    6.69     $   10.05     $    10.27
Distributions to shareowners:
   Net investment income                          (0.10)        (0.16)        (0.12)        (0.17)        (0.21)         (0.31)
   Net realized gain                                 --         (0.30)        (3.24)        (2.22)        (1.49)         (1.90)
                                             ----------     ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset
  value                                      $    (3.69)    $   (5.39)    $   (3.34)    $    4.30     $    8.35     $     8.06
                                             ----------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period               $    35.18     $   38.87     $   44.26     $   47.60     $   43.30     $    34.95
                                             ==========     ==========    ==========    ==========    ==========    ==========
Total return*                                     (9.26)%      (11.13)%        0.12%        15.63%        29.00%         38.47%
Ratio of net expenses to average net
  assets+                                          1.11%**       1.14%         1.11%         1.10%         1.09%          1.03%
Ratio of net investment income to average
  net assets+                                      0.59%**       0.43%         0.31%         0.39%         0.52%          0.93%
Portfolio turnover rate                               5%**          6%           20%           10%            9%            17%
Net assets, end of period (in thousands)     $5,433,736     $6,140,520    $6,645,954    $6,638,130    $5,388,761    $3,991,726
Ratios assuming reduction for fees paid
  indirectly:
   Net expenses                                    1.11%**       1.13%         1.09%         1.09%         1.08%          1.02%
   Net investment income                           0.59%**       0.44%         0.33%         0.40%         0.53%          0.94%

*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
     return would be reduced if sales charges were taken into
     account.
+    Ratios assuming no reduction for fees paid indirectly.
**   Annualized

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND
FINANCIAL HIGHLIGHTS 6/30/02

                                                   SIX MONTHS
                                                      ENDED
                                                     6/30/02      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                     CLASS B                       (UNAUDITED)     12/31/01     12/31/00     12/31/99     12/31/98    12/31/97(A)
Net asset value, beginning of period                $  38.13       $  43.61     $  47.24     $  43.20     $  35.01      $ 27.02
                                                    --------       --------     --------     --------     --------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $  (0.06)      $  (0.12)    $  (0.18)    $  (0.12)    $  (0.04)     $  0.01
   Net realized and unrealized gain (loss) on
     investments and foreign currency
     transactions                                      (3.61)         (5.06)       (0.21)        6.38         9.72         9.99
                                                    --------       --------     --------     --------     --------      -------
         Net increase (decrease) from investment
           operations                               $  (3.67)      $  (5.18)    $  (0.39)    $   6.26     $   9.68      $ 10.00
Distributions to shareowners:
   Net investment income                                  --             --           --           --           --        (0.11)
   Net realized gain                                      --          (0.30)       (3.24)       (2.22)       (1.49)       (1.90)
                                                    --------       --------     --------     --------     --------      -------
Net increase (decrease) in net asset value          $  (3.67)      $  (5.48)    $  (3.63)    $   4.04     $   8.19      $  7.99
                                                    --------       --------     --------     --------     --------      -------
Net asset value, end of period                      $  34.46       $  38.13     $  43.61     $  47.24     $  43.20      $ 35.01
                                                    ========       ========     ========     ========     ========      =======
Total return*                                          (9.62)%       (11.87)%      (0.75)%      14.63%       27.82%       37.19%
Ratio of net expenses to average net assets+            1.96%**        1.99%        1.98%        1.98%        1.99%        1.92%
Ratio of net investment loss to average net
  assets+                                              (0.26)%**      (0.41)%      (0.56)%      (0.50)%      (0.41)%      (0.02)%
Portfolio turnover rate                                    5%**           6%          20%          10%           9%          17%
Net assets, end of period (in thousands)            $603,131       $680,820     $705,339     $593,145     $271,796      $53,010
Ratios assuming reduction for fees paid
  indirectly:
   Net expenses                                         1.95%**        1.98%        1.96%        1.96%        1.96%        1.88%
   Net investment income (loss)                        (0.25)%**      (0.40)%      (0.54)%      (0.48)%      (0.38)%       0.02%

(a)  The per share data presented above is based upon the average shares outstanding for the period presented.
*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
     return would be reduced if sales charges were taken into
     account.
+    Ratios assuming no reduction for fees paid indirectly.
**   Annualized

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND
FINANCIAL HIGHLIGHTS 6/30/02

                                                   SIX MONTHS
                                                      ENDED
                                                     6/30/02     YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                    CLASS C                        (UNAUDITED)    12/31/01     12/31/00    12/31/99(A)    12/31/98    12/31/97(A)
Net asset value, beginning of period                $  37.74      $  43.15     $  46.76     $  42.76      $ 34.66       $ 26.74
                                                    --------      --------     --------     --------      -------       -------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $  (0.01)     $  (0.06)    $  (0.12)    $  (0.09)     $ (0.04)      $  0.02
   Net realized and unrealized gain (loss) on
     investments and foreign currency
     transactions                                      (3.60)        (5.05)       (0.25)        6.31         9.63          9.89
                                                    --------      --------     --------     --------      -------       -------
         Net increase (decrease) from investment
           operations                               $  (3.61)     $  (5.11)    $  (0.37)    $   6.22      $  9.59       $  9.91
Distributions to shareowners:
   Net investment income                                  --            --           --           --           --         (0.09)
   Net realized gain                                      --         (0.30)       (3.24)       (2.22)       (1.49)        (1.90)
                                                    --------      --------     --------     --------      -------       -------
Net increase (decrease) in net asset value          $  (3.61)     $  (5.41)    $  (3.61)    $   4.00      $  8.10       $  7.92
                                                    --------      --------     --------     --------      -------       -------
Net asset value, end of period                      $  34.13      $  37.74     $  43.15     $  46.76      $ 42.76       $ 34.66
                                                    ========      ========     ========     ========      =======       =======
Total return*                                          (9.57)%      (11.84)%      (0.72)%      14.68%       27.85%        37.25%
Ratio of net expenses to average net assets+            1.87%**       1.94%        1.95%        1.96%        1.97%         1.87%
Ratio of net investment income (loss) to average
  net assets+                                          (0.17)%**     (0.37)%      (0.54)%      (0.49)%      (0.39)%        0.02%
Portfolio turnover rate                                    5%            6%          20%          10%           9%           17%
Net assets, end of period (in thousands)            $270,749      $282,616     $240,792     $156,739      $47,389       $ 8,261
Ratios assuming reduction for fees paid
  indirectly:
   Net expenses                                         1.87%**       1.93%        1.92%        1.93%        1.93%         1.83%
   Net investment income (loss)                        (0.17)%**     (0.36)%      (0.51)%      (0.46)%      (0.35)%        0.06%

(a)  The per share data presented above is based upon the average shares outstanding for the period presented.
*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
     return would be reduced if sales charges were taken into
     account.
+    Ratios assuming no reduction for fees paid indirectly.
**   Annualized

   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND
     FINANCIAL HIGHLIGHTS 6/30/02

                                SIX MONTHS
                                   ENDED
                                  6/30/02     YEAR ENDED   YEAR ENDED   5/6/99 TO
          CLASS Y(A)            (UNAUDITED)    12/31/01     12/31/00    12/31/99
Net asset value, beginning of
   period                         $ 38.93      $  44.34     $ 47.62      $ 46.44
                                  -------      --------     -------      -------
Increase (decrease) from
   investment operations:
   Net investment income          $  0.18      $   0.24     $  0.35      $  0.23
   Net realized and unrealized
     gain (loss) on
     investments and foreign
     currency transactions          (3.70)        (5.02)      (0.14)        3.41
                                  -------      --------     -------      -------
   Net increase (decrease)
      from investment
      operations                  $ (3.52)     $  (4.78)    $  0.21      $  3.64
Distributions to shareowners:
   Net investment income            (0.17)        (0.33)      (0.25)       (0.24)
   Net realized gain                   --         (0.30)      (3.24)       (2.22)
                                  -------      --------     -------      -------
Net increase (decrease) in net
   asset value                    $ (3.69)     $  (5.41)    $ (3.28)     $  1.18
                                  -------      --------     -------      -------
Net asset value, end of period    $ 35.24      $  38.93     $ 44.34      $ 47.62
                                  =======      ========     =======      =======
Total return *                      (9.07)%      (10.75)%      0.50%        8.00%
Ratio of net expenses to
   average net assets+               0.73%**       0.72%       0.72%        0.72%**
Ratio of net investment income
   to average net assets+            0.97%**       0.84%       0.70%        0.73%**
Portfolio turnover rate                 5%**          6%         20%          10%
Net assets, end of period (in
   thousands)                     $91,695      $101,603     $12,566      $12,348
Ratios assuming reduction for
   fees paid indirectly:
   Net expenses                      0.73%**       0.70%       0.70%        0.71%**
   Net investment income             0.97%**       0.86%       0.72%        0.74%**

 (a)  Class Y shares were first publicly offered on May 6, 1999.
 *    Assumes initial investment at net asset value at the
      beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

  26
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND
     NOTES TO FINANCIAL STATEMENTS 6/30/02 (UNAUDITED)

     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Pioneer Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is reasonable income and growth of capital.

     The Fund offers four classes of shares -- Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

     The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States, that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

     A. SECURITY VALUATION

        Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of

     PIONEER FUND
     NOTES TO FINANCIAL STATEMENTS 6/30/02 (UNAUDITED)            (CONTINUED)

        the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

        Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     B. FOREIGN CURRENCY TRANSLATION

        The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

        Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

     C. FEDERAL INCOME TAXES

        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     D. FUND SHARES

        The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter

     PIONEER FUND

        for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $6,671,087 in underwriting commissions on the sale of Fund shares during the six months ended June 30, 2002.

     E. CLASS ALLOCATIONS

        Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

        Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

     F. SECURITIES LENDING

        The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and records unrealized gains or losses in the fair value of the loaned securities that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of collateral at period end is disclosed on the balance sheet. As of June 30, 2002, the Fund loaned securities having a fair value of approximately $24,179,900 and received collateral of $25,170,400 for the loan.

     PIONEER FUND
     NOTES TO FINANCIAL STATEMENTS 6/30/02 (UNAUDITED)            (CONTINUED)

     G. REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

     2. MANAGEMENT AGREEMENT

     Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/-0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Fund Index. The performance comparison is made for a 36-month rolling period. For the six months ended June 30, 2002, the aggregate performance adjustment resulted in a decrease to management fees of $26,720, resulting in a management fee equivalent to 0.60% of the Fund's average daily net assets.

     In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2002, $3,409,652 was payable to PIM related to management fees, administrative fees and certain other services.

     3. TRANSFER AGENT

     PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $1,616,907 in transfer agent fees payable to PIMSS at June 30, 2002.

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940.

     PIONEER FUND

     Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,852,431 in distribution fees payable to PFD at June 30, 2002.

     In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2002, CDSCs in the amount of $945,603 were paid to PFD.

     5. EXPENSE OFFSETS

     The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2002, the Fund's expenses were reduced by $91,930 under such arrangements.

     6. LINE OF CREDIT

     The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The

     PIONEER FUND
     NOTES TO FINANCIAL STATEMENTS 6/30/02 (UNAUDITED)            (CONTINUED)

     commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 2002, the Fund had no borrowings under this agreement.

     7. AFFILIATED COMPANIES

     The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of June 30, 2002:

                                     CHART

             AFFILIATES                PURCHASES   SALES   DIVIDEND
-------------------------------------  ---------   -----    INCOME       VALUE
                                                           --------   -----------
John Wiley & Sons, Inc...............    $ --      $ --    $157,248   $83,795,712

     PIONEER FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                      OFFICERS
      John F. Cogan, Jr., Chairman  John F. Cogan, Jr., President
      Mary K. Bush                  Daniel T. Geraci, Executive Vice President
      Richard H. Egdahl, M.D.       Vincent Nave, Treasurer
      Daniel T. Geraci              Joseph P. Barri, Secretary
      Margaret B.W. Graham
      Marguerite A. Piret
      Stephen K. West
      John Winthrop

   INVESTMENT ADVISER
   Pioneer Investment Management, Inc.

   CUSTODIAN
   Brown Brothers Harriman & Co.

   PRINCIPAL UNDERWRITER
   Pioneer Funds Distributor, Inc.

   LEGAL COUNSEL
   Hale and Dorr LLP

   SHAREOWNER SERVICES AND TRANSFER AGENT
   Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
 RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

Traditional IRA*
For anyone under age 70(1/2) earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

EMPLOYER-SPONSORED PLANS

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match Plan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees.

Employees can decide whether to contribute. Employers must contribute.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.
     * Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176. 34

---------------------------------------------------------------------------

     403(b) Plan*
     Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.



     SEP-IRA
     The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.



     Profit Sharing Plan
     Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.



     Age-Based Profit Sharing Plan
     Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.



     Money Purchase Pension Plan (MPP)
     Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.



     Defined Benefit Pension Plan
     Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.
     * Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176. 35

--------------------------------------------------------------------------------
     PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

     Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

     FACTFONE(SM)
     Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

     6-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES) Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

     INVESTOMATIC PLAN
     An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

     PAYROLL INVESTMENT PROGRAM (PIP)
     Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

     AUTOMATIC EXCHANGE PROGRAM
     A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

     DIRECTED DIVIDENDS
     Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

     DIRECT DEPOSIT
     Lets you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

     SYSTEMATIC WITHDRAWAL PLAN (SWP)
     Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

    HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   PIMSS, Inc.
   P.O. Box 55014
   Boston, Massachusetts 02208-5014

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS              ASK.PIONEER@PIONEERINVEST.COM

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

PIONEER LOGO

PIONEER INVESTMENT MANAGEMENT, INC.                                12099-00-0802

60 STATE STREET                           G 2002 PIONEER FUNDS DISTRIBUTOR, INC.

BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS

WWW.PIONEERFUNDS.COM                      RECYCLE LOGO PRINTED ON RECYCLED PAPER